UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008 (October 6, 2008)

MEDIALINK WORLDWIDE INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	0-21989	52-1481284
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

708 THIRD AVENUE, NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 682-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2008, Medialink Worldwide Incorporated (the “Company”) entered into Amendment and Waiver Agreements (the “Amendments”) with each of Iroquois Master Fund, Ltd., Portside Growth and Opportunity Fund, Rockmore Investment Master Fund Ltd., and Smithfield Fiduciary LLC (collectively, the “Holders”) related to the Company’s Variable Rate Convertible Debentures due November 9, 2009 (the “Debentures”). Under the terms of the Amendments, the Company made a $2,000,000 payment to the Holders, $1,700,000 of which was applied to principal outstanding and $300,000 of which satisfies the Company’s future interest obligations on the Debentures for the fifteen-month period following the payment date. In exchange for such payment, the maturity date of the remaining principal balance of the Debentures of $2,650,000 was extended to June 30, 2010, and certain definitions related to events of default under the Debentures were modified. The Company also agreed to seek approval from NASDAQ to amend the exercise price from $3.99 to $0.50 on 524,637 warrants held by the Holders; however, such approval is not a condition to the effectiveness of the Amendments.

In addition, simultaneous with the execution of the Amendments, the Company and the Holders entered into a Security Agreement pursuant to which the Company granted the Holders a security interest in the Company’s assets.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

Not applicable.

(b) Pro forma financial information

Not applicable to smaller reporting companies.

(c) Shell company transactions

Not applicable.

(d) Exhibits

4.2	Form of Variable Rate Convertible Debenture due November 9, 2009.

4.3	Form of Common Stock Purchase Warrant.

4.4	Form of Registration Rights Agreement, dated as of November 8, 2004.

4.5	Form of Amendment and Waiver Agreement dated as of October 6, 2008.

10.15 Securities Purchase Agreement dated as of November 8, 2004 among Medialink Worldwide Incorporated, Iroquois Master Fund, Ltd., Portside Growth and Opportunity Fund, Rockmore Investment Master Fund Ltd., and Smithfield Fiduciary LLC.

10.16 Security Agreement among Medialink Worldwide Incorporated, Iroquois Master Fund, Ltd., Portside Growth and Opportunity Fund, Rockmore Investment Master Fund Ltd., and Smithfield Fiduciary LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medialink Worldwide Incorporated
Registrant

Date: October 10, 2008	By:	/s/ Kenneth Torosian
Kenneth Torosian
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.2	Form of Variable Rate Convertible Debenture due November 9, 2009 (Incorporated by reference to Exhibit No. 4.2 of Registrant’s Current Report on Form 8-K filed on November 9, 2004).
4.3	Form of Common Stock Purchase Warrant (Incorporated by reference to Exhibit No. 4.1 of Registrant’s Current Report on Form 8-K filed on November 9, 2004).
4.4	Form of Registration Rights Agreement, dated as of November 8, 2004 (Incorporated by reference to Exhibit No. 4.3 of Registrant’s Current Report on Form 8-K filed on November 9, 2004).
4.5	Form of Amendment and Waiver Agreement dated as of October 6, 2008.
10.15
Securities Purchase Agreement dated as of November 8, 2004 among Medialink Worldwide Incorporated, Iroquois Capital LP, Portside Growth and Opportunity Fund, Rockmore Investment Master Fund Ltd., and Smithfield Fiduciary LLC (Incorporated by reference to Exhibit No. 10.1 of Registrant’s Current Report on Form 8-K filed on November 9, 2004).

10.16	Security Agreement among Medialink Worldwide Incorporated, Iroquois Master Fund, Ltd., Portside Growth and Opportunity Fund, Rockmore Investment Master Fund Ltd., and Smithfield Fiduciary LLC.